EXHIBIT 10.2

5/06 AMENDMENT TO CREDIT AGREEMENT

effective as of May 5, 2006

amending the

8/05 AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

dated as of August 1, 2005

by and among

HOMEBANC CORP.

and

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties thereto

KEYBANK NATIONAL ASSOCIATION

as Syndication Agent

COMMERZBANK, A.G., NEW YORK BRANCH and GRAND CAYMAN BRANCH,

U.S. BANK NATIONAL ASSOCIATION,

BNP PARIBAS

and

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

as Documentation Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$500,000,000 Senior Secured Revolving Credit

Index of Defined Terms

Page

5/06 Amendment	1
5/06 Amendment Effective Date	1
8/05 Credit Agreement	1
Agent	1
Amendment	1
Companies	1
Company	1
Current Credit Agreement	1
HC	1
HMC	1
JPMorgan	1
Lenders	1

Table of Contents

(continued)

i

5/06 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 5/06 Amendment to Credit Agreement (the “5/06 Amendment” or, within itself only, this “Amendment”) effective as of May 5, 2006 (the “5/06 Amendment Effective Date”) amending (for the third time) the 8/05 Amended and Restated Senior Secured Credit Agreement (the “8/05 Credit Agreement” and as it may be supplemented, amended or restated, the “Current Credit Agreement”), executed as of August 1, 2005, among:

(i) HOMEBANC CORP., a Georgia corporation (“HC”), its wholly-owned subsidiary, HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“HMC” HC and HMC being sometimes referred to individually as a “Company” and together as the “Companies”), each having its principal office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319;

(ii) JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, acting herein as a Lender and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent”); and

(iii) such other Lenders as may from time to time be party to this Agreement (together with JPMorgan as a lender, the “Lenders”).

HOUSTON: 007002.04171: 1084502v2

Each of the parties hereto recites and provides as follows:

Recitals

The Companies have asked the Lenders and the Agent to continue until the Maturity Date the covenant that HC maintain a leverage ratio no greater than 25:1, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

All capitalized terms used in the 8/05 Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 8/05 Credit Agreement amended hereby and are accordingly often nonsequential.

If there is any conflict or inconsistency between (i) these recitals and the following agreements; (ii) any of the terms or provisions of any of the other Facilities Papers and this Amendment; or (iii) any provision of this Amendment and any later supplement, amendment, restatement or replacement of it then in each case the latter shall govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Amendment, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

Index of Defined Terms

Page

1      DEFINITIONS

1.1.	Defined Terms. Effective from and after the 5/06 Amendment Effective Date:

A.           The following new definitions are added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“5/06 Amendment” means the 5/06 Amendment to Credit Agreement effective as of May 5, 2006, amending this Agreement.

“5/06 Amendment Effective Date” means May 5, 2006, the effective date of the 5/06 Amendment.

B.           Exhibit 5/06-E attached to this Amendment is hereby substituted for Exhibit 12/05-E to the 12/05 Amendment (which was substituted by the 12/05 Amendment for Exhibit E to the 8/05 Credit Agreement.)

7      COLLATERAL

The provisions of Section 7.1 of the 8/05 Credit Agreement are not otherwise amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of such Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interests in the Collateral granted to the Agent in the 8/05 Credit Agreement and in prior amendments, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

8      CONDITIONS PRECEDENT

Section 8 of the 8/05 Credit Agreement is further amended by adding the following new Section 8.5 to the end of Section 8, viz.:

8.5          Borrowings After the 5/06 Amendment Effective Date. In addition to the conditions precedent stated in Sections 8.1, 8.2, 8.3 and 8.4 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 5/06 Amendment Effective Date are subject to the condition precedent that the Agent shall have received:

(a)          the 5/06 Amendment, duly executed by each Company, the Agent and the Required Lenders;

2

Index of Defined Terms

Page

(b)          a certificate of each Company’s corporate secretary or assistant secretary (i) as to the incumbency of the officers of such Company executing the 5/06 Amendment and all other Facilities Papers executed or to be executed by or on behalf of such Company in connection with the 5/06 Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until such Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since March 31, 2006; and

(c)	such other documents, if any, as shall be specified by the Agent.

9      REPRESENTATIONS

Each Company hereby republishes its warranties and representations made in the 8/05 Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 5/06 Amendment Effective Date.

11    NEGATIVE COVENANTS

Section 11.4 (c) is amended to henceforth read as follows:

11.4(c)  HC’s Total Liabilities to Adjusted Tangible Net Worth Ratio. Permit the ratio of:

(x)          the Total Liabilities of HC and its Subsidiaries minus Qualified Subordinated Debt, on a consolidated basis;

to            (y)         the Adjusted Tangible Net Worth of HC and its Subsidiaries, on a consolidated basis;

as of the end of any calendar month or any of HC’s fiscal quarters or fiscal years to exceed the maximum ratio specified for such date in the following table:

On and after this Date	the maximum ratio is
Effective Date	20.00:1.00
November 30, 2005	25.00:1.00

16    MISCELLANEOUS

A.          This Amendment will become effective if and when it shall have been executed (in one or more counterparts) by the Companies, the Agent and Required Lenders (even if not all Lenders execute it.)

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Index of Defined Terms

Page

B.	Section 16.11 is amended to read as follows:

16.11     Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 8/05 CREDIT AGREEMENT, AS AMENDED BY THE 9/05 AMENDMENT, THE 12/05 AMENDMENT AND THE 5/06 AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

4

EXECUTED as of the 5/06 Amendment Effective Date.

HOMEBANC CORP.

By:        /s/ JAMES L. KRAKAU

Name:              James L. Krakau

Title:                Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:        /s/ JAMES L. KRAKAU

Name:              James L. Krakau

Title:                Senior Vice President

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

JPMORGAN CHASE BANK, N.A.

as the Agent and as a Lender

By:        /s/ MICHAEL W. NICHOLSON

Name:              Michael W. Nicholson

Title:                Senior Vice President

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

COMMERZBANK AKTIENGESELLSCHAFT

NEW YORK AND GRAND CAYMAN BRANCHES

as a Lender

By:        /s/ WILLIAM M. EASLEY

Name:              William M. Easley

Title:                Senior Vice President

By:        /s/ MICHAEL P. MCCARTHY

Name:              Michael P. McCarthy

Title:                Vice President

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ PAUL HENSON

Name: Paul Henson

Title: Executive Vice President

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:        /s/ WILLIAM J. UMSCHEID

Name:  WILLIAM J. UMSCHEID

Title:               Vice President

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

BNP PARIBAS,

as a Lender

By:

Name:

Title:

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

UNITED OVERSEAS BANK LIMITED

NEW YORK AGENCY,

as a Lender

By: /s/ WONG, KWONG YEW

Name: Wong, Kwong Yew

Title: FVP & General Manager

By: /s/ MARIO SHENG

Name: Mario Sheng

Title: AVP

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

FIRST COMMERCIAL BANK,

NEW YORK AGENCY,

as a Lender

By: /s/ BRUCE JU

Name: Bruce Ju

Title: VP & General Manager

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

BANK HAPOALIM B.M.,

as a Lender

By:        /s/ JAMES P. SURLESS

Name:              JAMES P. SURLESS

Title:                VICE PRESIDENT

By:        /s/ LENROY HACKETT

Name:              LENROY HACKETT

Title:                FIRST VICE PRESIDENT

Exhibits

Exhibit 5/06-E	-	Form of Officer’s Certificate

Unnumbered counterpart signature page to 5/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

EXHIBIT 5/06-E

TO 8/05 CREDIT AGREEMENT

Form of Officer’s Certificate with computations

to show compliance or non-compliance with

certain financial covenants

(form revised by 5/06 Amendment)

OFFICER’S CERTIFICATE

AGENT:	JPMORGAN CHASE BANK, N.A.

COMPANY:	HOMEBANC CORPORATION (“HC”)

SUBJECT PERIOD:	ended , 200

DATE:	, 200

This certificate is delivered to the Agent under the 8/05 Amended and Restated Senior Secured Credit Agreement dated as of August 1, 2005 (as supplemented, amended or restated from time to time, the “Current Credit Agreement”), among HC, its Subsidiary, HomeBanc Mortgage Corporation, the Agent and the financial institutions now or hereafter parties thereto (the “Lenders”). Unless they are otherwise defined in this request, terms defined in the Current Credit Agreement have the same meanings here as there.

The undersigned officer of HC certifies to the Agent and the Lenders that on the date of this certificate that:

1.            The undersigned is an incumbent officer of HC, holding the title stated below the undersigned’s signature below.

2.            HC’s financial statements that are attached to this certificate were prepared in accordance with GAAP (except that interim — i.e., other than annual — financial statements exclude notes to financial statements and statements of changes to stockholders’ equity and are subject to year-end adjustments) and (subject to the aforesaid proviso as to interim financial statements) present fairly the financial position and results of operations of HC and its Subsidiaries, on a consolidated basis, as of                                 and for the (check, as applicable) ☐ month ☐ one, ☐ two or ☐ three quarter(s) of HC’s fiscal year, as the case may be, ending on the last day of that period (the “Subject Period”).

3.            The undersigned officer of HC supervised a review of the activities of HC and its Subsidiaries during the Subject Period in respect of the following matters and has determined the following: (a) to undersigned officer’s best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or expressly permitted by the Facilities Papers, the representations and warranties of the Companies in Section 9 of the Current Credit Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Annex A; (b) the Companies have complied with all of their obligations under the Facilities Papers, other than for the deviations, if any, described on the attached Annex A; (c) no Event of Default has occurred that has not been declared by the Agent in writing to have been cured or waived, and no Default has occurred that has not been cured before it became an Event of Default, other than those Events of Default and/or Defaults, if any, described on the attached Annex A; and (d) compliance by HC with certain financial covenants in Section 11 of the Current Credit Agreement is accurately calculated on the attached Annex A.

HOMEBANC CORP.

By:

Name:

Title:

ANNEX A TO OFFICER’S CERTIFICATE

1.            Describe deviations from compliance with obligations, if any — clause 3(b) of attached Officer’s Certificate — if none, so state:

2.            Describe Defaults or Events of Default, if any — clause 3(c) of attached Officer’s Certificate — if none, so state:

3.            Calculate compliance with covenants in Section 11 — clause 3(d) of attached Officer’s Certificate:

(a)          Section 11.4(a). HC’s Adjusted Tangible Net Worth as of ________ is $__________________ (the minimum under Section 11.4(a) is $225,000,000 plus 85% of the net proceeds realized by HC from equity offerings after its initial public offering.)

(b)          Section 11.4(b). HC’s Total Recourse Liabilities to Adjusted Tangible Net Worth ratio as of ___________ is _____:1.00 (the limit under Section 11.4(b) is 8.0:1:00.)

(c)          Section 11.4(c). HC’s Total Liabilities minus Qualified Subordinated Debt to Adjusted Tangible Net Worth ratio as of ___________ is ______:1.00 (the limit under Section 11.4(c) is as follows:)

On and after this Date	the maximum ratio is
Effective Date	20.00:1.00
November 30, 2005	25.00:1.00

(d)          Section 11.4(d). HC’s Liquidity is $______________. (The minimum under Section 11.4(d) is $35,000,000.)

(e)          Section 11.4(e). HMC’s Adjusted Tangible Net Worth as of ________ is $__________________ (the minimum under Section 11.4(e) is $10,000,000.)

(f)           Section 11.4(f). HC and its Subsidiaries have not incurred any Debt other than (i) Debt to the Lenders under the Current Credit Agreement, (ii) Debt under warehousing, repurchase or other mortgage-related asset agreements to finance the Companies’ inventory of Mortgage Loans and other mortgage-related assets, (iii) accounts payable incurred in the ordinary course of business with standard payment terms, (iv) Debt of up to Twenty Million Dollars ($20,000,000) incurred in the ordinary course of business (for purposes of this provision, junior subordinated debt to support trust common securities issued by HC or HMC concurrently and in connection with the issuance of junior subordinate debentures issued by HC or HMC shall be deemed debt incurred in the ordinary course of business), (v) Debt of one Company owed to the other Company, so long as such inter-company Debt is subordinated, in form acceptable to the Agent, to the Debt under this Facility and (vi) Debt of up to One Hundred Fifty Million Dollars ($150,000,000) issued by HC or HMC to support the issuance of Qualified Trust Preferred Securities by any and all Capital Trust Entities.

(g)          Section 11.4(g). HC has not declared or paid any dividend or made any distribution directly or indirectly to its shareholders when, or after the payment of which, (i) any Default or Event of Default described in Sections 12.1(a), 12.1(b), or non-payment of any fee described in 12.1(c) exists or (ii) when any Default or Event of Default other than those described in Sections 12.1(a), 12.1(b), or non-payment of any fee described in 12.1(c) exists, except to the extent necessary to avoid the loss of HC’s federal tax status as a real estate investment trust.

(h)          Section 11.4(h). The Companies have not directly or indirectly made any advance to (or declined or deferred any payment due from) any stockholder where at the time of or immediately after such action (x) the Companies’ Adjusted Tangible Net Worth was or would be less than the minimum specified in clause (d) above or (y) any Default or Event of Default existed or would exist[, except for the aggregate sum of $_____________ advanced by HMC to HC which was necessary to enable HC to fund payment of a dividend the nonpayment of which would result in the loss of HC’s federal tax status as a real estate investment trust].

(a)          Section 11.4(i). The percentage of the aggregate principal balances of all of the Companies’ Serviced Loans that are In Default as of __________________ is __________% (the maximum permitted under Section 11.4(i) is 5%.)